UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

NUVEEN CHURCHILL DIRECT LENDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

Nuveen Churchill Direct Lending Corp.
430 Park Avenue, 14th Floor
New York, New York 10022
April 5, 2021
Dear Shareholder:
You are cordially invited to attend the annual meeting of shareholders of Nuveen Churchill Direct Lending Corp. (the “Company”) to be held on May 17, 2021 at 12:00 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast available at www.virtualshareholdermeeting.com/Churchill2021.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)    to elect three members of the board of directors of the Company (the “Board”) to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
(ii)    to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Company’s Board unanimously recommends that you vote FOR the proposal to be considered and voted on at the Annual Meeting.
The Company has elected to provide access to its proxy materials to certain of its shareholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 5, 2021, the Company intends to mail to most of its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and how to submit proxies over the internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement, proxy card and Annual Report. The Company believes that providing its proxy materials over the internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Company’s common stock, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials.
Your vote and participation in the governance of the Company are very important.
Sincerely yours,
Kenneth Kencel
President and Chief Executive Officer

NUVEEN CHURCHILL DIRECT LENDING CORP.
430 Park Avenue, 14th Floor
New York, New York 10022
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 17, 2021
To the Shareholders of Nuveen Churchill Direct Lending Corp.:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Nuveen Churchill Direct Lending Corp., a Maryland corporation (the “Company”), will be held on May 17, 2021 at 12:00 p.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/Churchill2021. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How to attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.To elect three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on March 18, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) are available at www.virtualshareholdermeeting.com/Churchill2021 and www.proxyvote.com.
Your vote is important regardless of the number of shares that you own. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials.

By Order of the Board of Directors,

John McCally
Vice President and Secretary
April 5, 2021
This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet, by telephone or request, complete, sign, date and return a proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Annual Meeting and voting virtually. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/Churchill2021.

NUVEEN CHURCHILL DIRECT LENDING CORP.
430 Park Avenue, 14th Floor
New York, New York 10022

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 17, 2021
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of Nuveen Churchill Direct Lending Corp., which is sometimes referred to in this proxy statement as “we”, “us”, “our”, or the “Company,” will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/Churchill2021.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, holders of the Company’s common stock (each, a “Shareholder”) will be asked to elect each of Michael Perry, David Kirchheimer and Kenneth Miranda to the Board of Directors (the “Board”) for three-year terms, each expiring at the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified.
Who can vote at the Annual Meeting?
Only Shareholders of record as of the close of business on March 18, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Shareholders are entitled to one vote for each share held as of the Record Date.
How to attend and vote at the Annual Meeting.
The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/Churchill2021. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
Attending the Annual Meeting Virtually. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/Churchill2021. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/Churchill2021.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at TFN: 844-986-0822 / International 303-562-9302, 30 minutes before the start of the virtual Annual Meeting.
•Webcast starts at 11:45 a.m., Eastern Time.

•You will need your control number located on your Notice of Internet Availability of Proxy Materials to enter the Annual Meeting.
•Shareholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Voting By Proxy through the Internet.   You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.
Voting By Proxy by Telephone.   You may authorize a proxy by telephone by using the telephone number included in your Notice of Internet Availability of Proxy Materials and following the instructions provided in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy by telephone requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.
Voting By Proxy through the Mail.   You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 12:00 p.m., Eastern Time, on May 17, 2021.
Does the Board recommend voting for Proposal 1?
Yes. The Board unanimously recommends that you vote “FOR” the proposal.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on May 17, 2021 at 12:00 p.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. Only holders of record of our common stock at the close of business on March 18, 2021, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 9,201,271 shares of common stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. This proxy statement (the “Proxy Statement”) is being provided to the shareholders of the Company via the Internet on or about April 5, 2021. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), and how to submit proxies over the internet or by telephone are being sent to our shareholders of record on or about April 5, 2021. The Annual Report and Proxy Statement can both be accessed online at www.virtualshareholdermeeting.com/Churchill2021 and www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted FOR the election of three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.To elect three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified; and
2.To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.
Quorum Required
A majority of the outstanding Shares must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via internet, telephone or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To elect three members of the Board to serve until the 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
You may vote “for,” “withhold authority” or abstain from voting on Proposal 1. The adoption of Proposal 1 requires the affirmative vote of the plurality of votes cast for such proposal at the Annual Meeting, meaning votes cast for such nominee's election must exceed the votes withheld from such nominee's election. Votes to “withhold authority” with respect to a nominee will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.
Voting
You may vote at the Annual Meeting by using the virtual control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the internet or by telephone using the web address or telephone number, as applicable, included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 12:00 p.m., Eastern Time, on May 17, 2021.
Important notice regarding the availability of proxy materials for the Annual Meeting.   The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report are available at www.virtualshareholdermeeting.com/Churchill2021 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.
If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.

Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the Shares outstanding on the Record Date will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman may adjourn the Annual Meeting until a quorum is present.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Kenneth Kencel and Shai Vichness (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the shareholders. The Company has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the Company is estimated to be approximately $13,000 plus reasonable out-of-pocket expenses.
Revocability of Proxies
A shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. Shareholders have no appraisal or dissenters’ rights in connection with any of the proposals described herein.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Vice President and Secretary of the Company, John McCally, at our principal executive offices located at 430 Park Avenue, 14th Floor, New York, New York 10022. You can call us by dialing (212) 207-2003. You can access our proxy materials online at www.virtualshareholdermeeting.com/Churchill2021 and www.proxyvote.com.
Record Date
The Board has fixed the close of business on March 18, 2021 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 9,201,271 Shares outstanding.
Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the SEC, the Company has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to shareholders on the internet. Shareholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.virtualshareholdermeeting.com/Churchill2021 and www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While the Company encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of shares of the Company’s common stock held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of March 18, 2021 the beneficial ownership according to information furnished to us by such persons or publicly available filings. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon filings by such persons with the SEC and other information obtained from such persons of each current director, the nominees for director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock.
The percentage ownership is based on 9,201,271 shares of our common stock outstanding as of March 18, 2021. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and/or investment power with respect to shares of our common stock beneficially owned by such shareholder.

Name and Address	Number of Shares Owned	Percentage of Class Outstanding
5% Owners
Teachers Insurance and Annuity Association of America (1)	3,310,590	35.98%
Steven G. Segal (2)	882,576	9.59%
Kuvare Insurance Services LP (3)	840,546	9.14%
Interested Directors
Kenneth Kencel	15,735	*
Michael Perry	11,015	*
Independent Directors
Reena Aggarwal	6,294	*
David Kirchheimer	31,937	*
Kenneth Miranda	4,721	*
Stephen Potter	15,735	*
James Ritchie	15,968	*
Executive Officers
Shai Vichness	3,147	*
Thomas Grenville	315	*
John McCally	—	—%
Christopher Rohrbacher	—	—%
Marissa Short	315	*
All officers and directors as a group (12 persons) (4)	105,182	1.14%

* Less than 1%
(1)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. In connection with our formation, the Company issued and sold 50 shares of common stock, par value $0.01 per share to TIAA, for an aggregate purchase price of $1,000. Immediately prior to the Company’s election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), Nuveen Churchill BDC SPV I LLC, a wholly-owned subsidiary of the Company (“SPV I”), acquired all of the economic equity interests (the “Merger”) of the Churchill Middle Market CLO V

Ltd. (the “Predecessor Entity”), a Cayman exempt limited company managed as a collateralized loan obligation vehicle that was managed by Nuveen Alternatives Advisors LLC and sub-advised by Churchill Asset Management LLC (“Churchill”). In connection with the consummation of the Merger, and prior to our election to be regulated as a BDC under the 1940 Act, the Company issued 3,310,540 Shares to TIAA in exchange for all of the outstanding preference shares of the Predecessor Entity, which was then merged into SPV I, as a result of which the Predecessor Entity became our wholly-owned consolidated subsidiary (through its successor-in-interest, SPV I).
(2)    The address of Mr. Steven G. Segal is 50 Wachusett Road, Chestnut Hill, MA 02467.
(3)    The address of Kuvare Insurance Services LP is 55 W. Monroe St., Suite 1930, Chicago, IL 60641.
(4)    The address for each of the directors and officers of the Company is c/o Nuveen Churchill Direct Lending Corp., 430 Park Avenue, 14th Floor, New York, NY 10022.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
At the Annual Meeting, shareholders of the Company are being asked to consider the election of three directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be less than one or more than nine. Under the Company’s Articles of Amendment and Restatement, (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consists of seven directors who serve in the following classes: Class I (terms ending at the Annual Meeting) — Michael Perry, David Kirchheimer and Kenneth Miranda; Class II (terms ending at the 2022 annual meeting of shareholders) — Reena Aggarwal and James Ritchie; and Class III (terms ending at the 2023 annual meeting of shareholders) — Kenneth Kencel and Stephen Potter.
Michael Perry, David Kirchheimer and Kenneth Miranda have each been nominated for election by the Board to serve a three-year term until the 2024 annual meeting of shareholders and until each of their respective successors are duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.
A shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.
Required Vote
Each director nominee shall be elected to the Board of the Company if the votes cast for such nominee's election exceed the votes withheld from such nominee's election. If a shareholder votes to "withhold authority" with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.
Information about the Nominees and Directors
Set forth below is information, as of March 18, 2021, regarding Messrs. Perry, Kirchheimer and Miranda, who are being nominated for election as directors of the Company by the Company’s shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Mr. Perry, Mr. Kirchheimer nor Mr. Miranda is being proposed for election pursuant to any agreement or understanding between either Mr. Perry, Mr. Kirchheimer or Mr. Miranda, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

Nominees for Class I Directors — Terms Expiring 2021:
Mr. Perry is an “interested person” of the Company as defined in the 1940 Act due to his position as Executive Vice President and Head of U.S. Advisory Services for Nuveen, LLC (“Nuveen”), the parent company of the Company’s investment adviser. Messers Kirchheimer and Miranda are not “interested persons” of the Company as defined in the 1940 Act.

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Director
Michael Perry, 54	Director	Executive Vice President and Head of U.S. Advisory Services for Nuveen	Class I Director since 2019, Term expires in 2021	1	Youth, Inc.
Michael Perry
Michael A. Perry is a director of the Company. Michael A. Perry is an Executive Vice President and the Head of the Global Client Group for Nuveen where he is responsible for deploying the firm’s insights, capabilities and solutions to best serve our Wealth and Institutional clients, growing our revenue through new business opportunities, and deepening the value and breadth of our current relationships. Previously, Mr. Perry was head of Global Product, responsible for driving a consistent, global viewpoint and strategy across all aspects of product creation and management. He also led Structured Products and Alternative Investments, responsible for building and growing the closed-end fund and alternative investment businesses. Mr. Perry is a member of Nuveen’s Executive Leadership Team, which provides leadership across Nuveen’s asset management business. Before joining Nuveen in July 2015, Mr. Perry spent five years at UBS Wealth Management, serving on its Executive Committee and responsible for investment advisory programs and research, planning, funds, alternative investments, insurance and the UBS Trust Company. Prior to UBS, Mr. Perry spent 15 years at Merrill Lynch as a senior executive leading a number of investment businesses focused on the wealth management channel. He also serves on the board of Youth, Inc., which empowers youth serving nonprofit organizations in the New York City area. Mr. Perry holds a B.S. in Industrial and Operations Engineering from the University of Michigan and an M.B.A. from the NYU Stern School of Business. Mr. Perry is a valuable member of our board of directors because of his extensive experience with alternative investments and retail, high net worth and institutional client channels.
We believe Mr. Perry's depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Nuveen provides an important skillset and knowledge base to the Board.

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
David Kirchheimer, 65	Director	Director	Class I Director since 2019, Term expires in 2021	1	CURO Group Holdings Corp.; The Aerospace Corporation
Kenneth Miranda, 60	Director	Chief Investment Officer of Cornell University	Class I Director since 2019, Term expires in 2021	1

David Kirchheimer
David M. Kirchheimer is a director of the Company. Mr. Kirchheimer has served as an Advisory Partner at Oaktree Capital Management (“Oaktree”) since his retirement from Oaktree in March 2017. Prior thereto, he was the Chief Financial Officer of Oaktree and a director of its then-publicly owned affiliate. Before joining Oaktree at its founding in 1995 as Chief Administrative and Financial Officer, Mr. Kirchheimer’s 16 years of experience consisted primarily of Executive VP and CFO of Republic Pictures Corporation, a then-publicly held entertainment company, and PricewaterhouseCoopers, where he became a Certified Public Accountant (now inactive) and rose to senior audit manager. Mr. Kirchheimer currently serves on the board of CURO Group Holdings Corp. and of various non-profit organizations, including the financial advisory panel of The Aerospace Corporation. He graduated Phi Beta Kappa and summa cum laude with a B.A. degree in economics from Colorado College and earned an M.B.A. in accounting and finance from the Booth School of Business of the University of Chicago.
We believe Mr. Kirchheimer's numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.
Kenneth Miranda
Kenneth M. Miranda is a director of the Company. He was appointed Cornell University’s Chief Investment Officer effective July 1, 2016. Prior to this, he had been the Director of the International Monetary Fund’s Investment Office since 2000 and has served as a visiting scholar at the International Monetary Fund. He also served as an advisor to the Administration Committee of the IMF Staff Retirement Plan. He currently serves as a member of the Advisory Committee on Investments for the Food and Agriculture Organization, and up until June 30, 2016, was a member of the Investment Committee of Cornell University. In addition, he served on the Investment Sub-Committee of the National Geographic Society. Formerly, he was the President of the Board of Directors of the Bank-Fund Staff Federal Credit Union and a Senior Advisor on the George Washington University Committee on Investments. He holds a PhD in Economics from the University of Chicago, a BS in Foreign Service from Georgetown University, and is a CFA charter holder.
We believe Mr. Miranda's investment experience, including serving as chief investment officer for a large endowment, provide an important skillset and knowledge base to the Board.

Incumbent Class II Directors — Term Expiring 2022
Ms. Aggarwal and Mr. Ritchie are not “interested persons” of the Company as defined in the 1940 Act.

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Reena Aggarwal, 63	Director	Vice Provost for Faculty and Professor of Finance at Georgetown University	Class II Director since 2019, Term expires in 2022	1	Cohen and Steers New York Life Investment Management IndexIQ Brightwood Capital
James Ritchie, 66	Director	Director	Class II Director since 2019, Term expires in 2022	1	Kinsale Capital Group, Inc. Old Mutual Bermuda
Reena Aggarwal
Reena Aggarwal is a director of the Company. Dr. Aggarwal is currently the Vice Provost for Faculty and Robert E. McDonough Professor of Finance at Georgetown University. Dr. Aggarwal has been employed by Georgetown University since 1986 and has served as a Professor at Georgetown University since 2000. Dr. Aggarwal has previously held various positions including Interim Dean and Deputy Dean of Georgetown’s McDonough School of Business; Visiting Professor of Finance at MIT’s Sloan School of Management; FINRA Academic Fellow; Academic Fellow at the U.S. SEC; Visiting Research Scholar at the International Monetary Fund; Fulbright Scholar to Brazil; World Economic Forum Global Agenda Council on the Future of Financing and Capital; and as a Distinguished Scholar at the Reserve Bank of India’s CAFRAL. Dr. Aggarwal serves on the Board of Cohen and Steers, New York Life Investment Management IndexIQ and Brightwood Capital. She received a Ph.D. in finance from the University of Maryland and M.M.S. from BITS Pilani, India.
We believe Ms. Aggarwal’s depth of knowledge of financial issues and corporate governance experience provide her with skills and valuable insight in serving on the board of an investment company, which make her well-qualified to serve on the Board.
James J. Ritchie
James J. Ritchie is a director of the Company. He currently serves on the board of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company. At various times from 2007 to 2018, he served as chairman of the boards of Brightsphere Investment Group plc, a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as chairman of the boards of these firms, he chaired their respective audit committees as well as those of KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, and Lloyds Syndicate 4000. He also formerly served on the board of and Old Mutual Bermuda, Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers). He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an MBA from the Rutgers Graduate School of Business Administration and an AB economics degree with honors from Rutgers College.

We believe Mr. Ritchie's broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.
Incumbent Class III Directors — Terms Expiring 2023:
Mr. Kencel is an “interested person” of the Company as defined in the 1940 Act due to his position as the Chief Executive Officer and President of the Company and Chief Executive Officer and President of Churchill Asset Management LLC (“Churchill”). Mr. Potter is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Director
Kenneth Kencel, 62	Director	Chief Executive Officer and President of the Company and Churchill	Class III Director since 2019, Term expires in 2023	1	Canisius High School
Kenneth Kencel, Chief Executive Officer, President & Chairman
Kenneth Kencel serves as Chief Executive Officer, President and Chairman of the Board of the Company and has served as President and Chief Executive Officer of Churchill since 2015. Throughout his over 30-year career Mr. Kencel has accrued a broad range of experience in leading middle market financing businesses. From May 2014 to April 2015, he was President and a Director of Carlyle GMS Finance (Carlyle’s publicly traded business development company). Previously, he founded and was President and CEO of Churchill Financial; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business. Mr. Kencel also helped to found high yield finance businesses at both Chase Securities (now JP Morgan) and SBC Warburg (now UBS).
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York. He is on the Board of Trustees at Canisius High School and is also a member of the Finance and Investment Committees. Mr. Kencel is a guest lecturer at Boston University Questrom School of Business and a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University School of Law.
We believe Mr. Kencel's numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skillset and knowledge base to the Board.

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Stephen Potter, 64	Director	President of Northern Trust Asset Management	Class III Director since 2019, Term expires in 2023	1	Miami Corporation Rush University Medical Center Duke University Trinity College British American Business Council Solti Foundation American School in London US Foundation
Stephen Potter
Stephen Potter is a director of the Company. From 2008-2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, Duke University Trinity College, the British American Business Council, the Solti Foundation, and the American School in London US Foundation. Mr. Potter holds an AB in Economics and History from Duke University and an MBA in Finance and Marketing from Northwestern University.
We believe Mr. Potter's management positions and experiences with business strategy and risk management provide the Board with valuable skills and insight.

Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Kenneth Kencel	Over $100,000
Michael Perry	Over $100,000
Independent Directors
Reena Aggarwal	Over $100,000
David Kirchheimer	Over $100,000
Kenneth Miranda	$50,001- $100,000
Stephen Potter	Over $100,000
James Ritchie	Over $100,000

(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)    Dollar ranges were determined using the number of shares that are beneficially owned as of March 18, 2021, multiplied by the Company’s net asset value per share as of December 31, 2020, which was $18.74.
Information about Executive Officers Who Are Not Directors
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Shai Vichness	38	Chief Financial Officer and Treasurer	2019
Thomas Grenville	49	Chief Compliance Officer	2019
John McCally	41	Vice President and Secretary	2019
Christopher Rohrbacher	49	Vice President and Assistant Secretary	2019
Marissa Short	37	Controller	2019

The address for each of the Company’s executive officers is c/o Nuveen Churchill Direct Lending Corp., 430 Park Avenue, 14th Floor, New York, NY 10022.
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Company and as a Senior Managing Director and the Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of

Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a BBA from Baruch College, CUNY and is a CFA charterholder.
Thomas Grenville, Chief Compliance Officer
Thomas Grenville is the Chief Compliance Officer of the Company and has served as chief compliance officer for various Nuveen affiliates since 2010. Prior to joining, Mr. Grenville was at the U.S. Securities and Exchange Commission for seven years where he led examinations of hedge funds, investment companies and investment advisers. He also worked for two years at the State of Oregon’s Division of Finance and Corporate Securities. Mr. Grenville received a BA from Swarthmore College, a JD from Benjamin N. Cardozo Law School and a LLM in Environmental and Natural Resources Law from Lewis and Clark Law School, and a M.B.A. from the University of California, Berkeley. He is a member of the Oregon Bar, and has been designated as a Certified Fraud Examiner by the Association of Certified Fraud Examiners (ACFE).
John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Company and has served as an Associate General Counsel in the TIAA and Nuveen legal departments since 2010. Mr. McCally provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives, structured product and infrastructure investment markets. Mr. McCally worked as internal legal counsel in connection with the launch of the Churchill business and continues to provide day-to-day coverage for corporate, asset management and regulatory matters for Churchill. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, DC office. Mr. McCally received a BA from Duke University and a juris doctor from The George Washington University Law School.
Christopher Rohrbacher, Vice President and Assistant Secretary
Christopher Rohrbacher is a Vice President and the Assistant Secretary of the Company and a Managing Director and Managing Associate General Counsel at Nuveen. Prior to joining Nuveen in 2008, he was an associate in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. He is a graduate of Carleton College and the University of Chicago Law School.
Marissa Short, Controller
Marissa Short joined Churchill in 2018 and currently serves as Controller of the Company and Principal, Funds Controller of Churchill. Previously, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for top tier SEC and non-SEC clients. Ms. Short received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of seven members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Company’s Class I directors will expire at the Annual Meeting; the terms of the Company’s Class II directors will expire at the 2022 annual meeting of shareholders; and the terms of the Company’s Class III directors will expire at the 2023 annual meeting of shareholders.
Messrs. Perry, Kirchheimer and Miranda serve as Class I directors (with terms expiring at the Annual Meeting). Ms. Aggarwal and Mr. Ritchie serve as Class II directors (with terms expiring in 2022). Messrs. Kencel and Potter serve as Class III directors (with terms expiring in 2023).
Independent Directors
Pursuant to the Company’s Charter a majority of the Board will consist of directors who are not “interested persons” of the Company, its investment adviser, Nuveen Churchill Advisors LLC (the “Adviser”), its sub-adviser, Churchill (together with the Adviser, the “Advisers”), or of any of their respective affiliates, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Special Transactions Committee to Independent Directors.
Based on these independence standards and the recommendation of the Nominating and Corporate Governance Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Ms. Aggarwal and Messrs. Kirchheimer, Miranda, Potter and Ritchie qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Messrs. Kencel and Perry are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company since they are officers of the Adviser.
Meetings and Attendance
The Board met eight times during 2020 and acted on various occasions by written consent. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served held during the last fiscal year and while he or she served as a director.
Board Attendance at the Annual Meeting
The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time.
Board Leadership Structure

The Board monitors and performs an oversight role with respect to the business and affairs of the Company. Among other things, the Board approves the appointment of, and reviews and monitors the services and activities performed by our Advisers, our administrator, Nuveen Churchill Administration LLC (the “Administrator”) and our officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.

Under the bylaws, the Board may designate a chair to preside over the meetings of the Board and meetings of the shareholders and to perform such other duties as may be assigned to him or her by the Board. The Company does not have a fixed policy as to whether the chair of the Board should be an independent director and believes that the flexibility to select its chair and reorganize its leadership structure from time to time is in the best interests of the Company and its shareholders.

Presently, Kenneth Kencel serves as the chair of the Board. Mr. Kencel is considered an interested director because he is an officer of the Company and the Advisers. The Company believes that Mr. Kencel’s history with the Company, familiarity with the Nuveen investment platform and extensive experience investing in and managing private equity and debt investments qualifies him to serve as chair of the Board. Moreover, the Board believes that it is in the best interests of our shareholders for Mr. Kencel to lead the Board because of his broad experience with the Nuveen platform, day-to-day management and operation of other investment funds and significant background in the financial services industry, as described above.

The Board does not have a lead independent director. However, Mr. Ritchie, the chairman of the Audit Committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the Board and is involved in the preparation of agendas for Board and committee meetings. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Advisers and the Board.

Board Role in Risk Oversight and Compliance

The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating and Corporate Governance Committee and the Special Transactions Committee (collectively, the “Committees”), which report to the entire Board and are comprised solely of independent directors, and (b) reports received from the Company’s Chief Compliance Officer in accordance with the Company’s compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Special Transactions Committee”, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include nominating directors for election by the Company’s shareholders in the event of director vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Special Transactions Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order (as defined below), as well as certain other matters pertaining to potential or actual conflicts of interest.

The Board also performs its risk oversight responsibilities with the assistance of the Company’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which will be reviewed by the Board, will address at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

The Company believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, for the fiscal year ending December 31, 2020. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

The Board believes that its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Communications with Directors
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent Nuveen Churchill Direct Lending Corp., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Chief Compliance Officer.
Committees of the Board
The Board has an Audit Committee and a Nominating Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement and the charters of the Audit and Nominating Committees can be accessed on the Company’s website at https://www.churchillam.com/nuveen-churchill-direct-lending-corp/.
Audit Committee
The Audit Committee had eight formal meetings in 2020.
The Audit Committee is composed of Reena Aggarwal, David Kirchheimer, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is an independent director. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that each of Ms. Aggarwal, Mr. Kirchheimer and Mr. Ritchie is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
In accordance with its written charter adopted by the Board, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) reviews the Audit Committee report, as required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) establishes guidelines and makes recommendations to the Board regarding the valuation of the Company’s investments, and is responsible for aiding the Board in determining the fair value of debt and equity securities for which current market values are not readily available; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Company’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee (the “Nominating Committee”) had one formal meeting in 2020.
The Nominating Committee is comprised of Reena Aggarwal, David Kirchheimer, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is considered an independent director. Mr. Kirchheimer serves as chair of the Nominating Committee.
In accordance with its charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by our shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Company’s business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all shareholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.
Special Transactions Committee
The Special Transactions Committee (the “Special Transactions Committee”) had 14 formal meetings in 2020.
The Special Transactions Committee is comprised of Reena Aggarwal, David Kirchheimer, Kenneth Miranda, Stephen Potter and James Ritchie, each of whom is considered an independent director of the Company. Mr. Potter serves as chair of the Special Transactions Committee.
The Special Transactions Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the Order that the Company has been granted by the SEC as well as certain other matters pertaining to actual or potential conflicts of interest.
Code of Business Conduct
The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer, any person performing similar functions and all employees of the Adviser and Nuveen that perform services on behalf of the Company. There have been no material changes to the Company’s

Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly file a Form 8-K with the SEC. The Company will provide any person, without charge, upon request, a copy of the Code of Business Conduct and Ethics. To receive a copy, please provide a written request to: Nuveen Churchill Direct Lending Corp., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Vice President and Secretary, John McCally.
Hedging Transactions
The Company’s Code of Ethics does not expressly prohibit directors, executive officers or employees of its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock. In fact, the Company’s Code of Ethics and Insider Trading Policy specifically permits hedging with puts or certain types of short sales, however, unless the transaction is a covered call (which can be written when the director, executive officer, employee or affiliate acquires the underlying position), in which case such person must first hold the underlying position for 60 days.
Election of Officers
Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.
Compensation Discussion and Analysis
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisers, the Administrator or their respective affiliates, pursuant to the terms of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by Churchill or their respective affiliates.

Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs, and we reimburse the Adviser for certain expenses under the Investment Advisory Agreement.
Director Compensation
No compensation will be paid to our interested directors. Prior listing of Shares on a national securities exchange (the “Exchange Listing”), or any listing of its securities on any other public trading market, each independent director receives a retainer of $75,000 annually for serving on the Board. Following an Exchange Listing, each independent director will receive a retainer of $100,000 annually for serving on the Board. Prior to an Exchange Listing, the chair of the Audit Committee will receive an additional $7,500 annual fee. Following an Exchange Listing, the chair of the Audit Committee will receive an additional $10,000 annual fee. We also reimburse each of the independent directors for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.

The table below sets forth the compensation received by each director from the Company for service during the fiscal year ended December 31, 2020:

	Fees Earned and Paid in Cash	Total Compensation
Reena Aggarwal	$ 75,000	$ 75,000
David Kirchheimer	$ 75,000	$ 75,000
Kenneth Miranda	$ 75,000	$ 75,000
Stephen Potter	$ 75,000	$ 75,000
James Ritchie	$ 82,500	$ 82,500
Compensation of the Investment Adviser
The Adviser is responsible for the overall management of the Company’s activities pursuant to the Investment Advisory Agreement.
The Adviser has delegated substantially all of its day-to-day portfolio-management obligations as set forth in the Investment Advisory Agreement to Churchill pursuant to the Sub-Advisory Agreement. The Adviser has general oversight over the investment process on behalf of the Company. The Adviser also has ultimate responsibility for the Company’s performance under the terms of the Investment Advisory Agreement.
Base Management Fee
The Company will pay a management fee (the “Management Fee”) to the Adviser. The Management Fee is payable quarterly in arrears and will commence with the initial drawdown from investors in a private offering. Prior to and Exchange Listing, or any listing of its securities on any other public trading market, the base management fee will be calculated at an annual rate of 0.75% of average total assets, excluding cash and cash equivalents and undrawn capital commitments and including assets financed using leverage (“Average Total Assets”), at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the base management fee will be calculated at an annual rate of 1.25% of Average Total Assets.
The Adviser retains 25% of the management fee. The remaining amount is paid by the Adviser to Churchill as compensation for services provided by Churchill pursuant to the Sub-Advisory Agreement.
Incentive Fee
Prior to an Exchange Listing, or any listing of its securities on any other public trading market, the Company will pay no incentive fee to the Adviser.
Following an Exchange Listing, the Company will pay an incentive fee to the Adviser that will consist of two parts. The first part will be calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the preceding quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement with the Administrator, and any interest expense and dividends paid on any outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred shares with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. The Adviser is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued interest that the Company never receives.
Pre-incentive fee net investment income will not include any realized capital gains, realized capital losses or unrealized capital gains or losses. If any distributions from portfolio companies are characterized as a return of capital, such returns of capital would affect the capital gains incentive fee to the extent a gain or loss is realized.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which it incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.50% per quarter (6% annually). If market interest rates rise, the Company may be able to invest in debt instruments that provide for a higher return, which would increase pre-incentive fee net investment income and make it easier for the Adviser to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.
Following an Exchange Listing, the Company will pay the Adviser with respect to pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 1.50% (6% annually);
•100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.76% in any calendar quarter following an Exchange Listing. The Company refers to this portion of the Company’s pre-incentive fee net investment income as the “catch-up” provision. Following an Exchange Listing, the catch-up is meant to provide the Adviser with 15% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and
•following an Exchange Listing, 15% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.76% in any calendar quarter.
The following is a graphical representation of the quarterly calculation of the income-related portion of the incentive fee:

These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.
Following an Exchange Listing, the second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 15.0% of the Company’s realized capital gains as of the end of the fiscal year following an Exchange Listing. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the amortized cost of such investment. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the amortized cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the amortized cost of such investment. At the end of the applicable year, the amount of capital gains that will serve as the basis for the calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 15.0% of such amount following an Exchange Listing, as applicable, less the aggregate amount of any capital gains incentive fees paid in respect of the Company’s portfolio in all prior years following an Exchange Listing.
The Adviser will retain 25% of the incentive fee. The remaining amount will be paid by the Adviser to Churchill as compensation for services provided by Churchill pursuant to the Sub-Advisory Agreement.
Certain Relationships and Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with the Adviser pursuant to which we will pay management fees (before and after an Exchange Listing) and incentive fees (only after an Exchange Listing) to the Adviser. The Investment Advisory Agreement has been approved by the Board. Unless earlier terminated, the Investment Advisory Agreement will remain in effect for a period of two years from December 31, 2019, the date it first became effective, and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board, including a majority of independent directors, or by the holders of a majority of our outstanding voting securities.

The Board approved the Investment Advisory Agreement at an in-person meeting on December 9, 2019. In its consideration of the approval of the Investment Advisory Agreement, the Board focused on information it had received relating to, among other things:

•the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;
•the investment performance of individuals affiliated with the Company and the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates;
•the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and
•the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board, including a majority of the directors who are not "interested persons" as defined in the 1940 Act, concluded that the fees payable to the

Investment Adviser pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other BDCs with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Sub-Advisory Agreement

The Adviser has entered into the Sub-Advisory Agreement with Churchill pursuant to which Churchill will be entitled to a portion of the management and incentive fees paid to the Adviser. The Sub-Advisory Agreement has been approved by the Board. On December 11, 2020, the Adviser and the Churchill entered into the First Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) which was also approved by the Board, and, unless earlier terminated, the Sub-Advisory Agreement will remain in effect for a period of two years from December 31, 2019, the date it first became effective, and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board, including a majority of independent directors, or by the holders of a majority of our outstanding voting securities.

The Board approved the Sub-Advisory Agreement at a virtual meeting on December 11, 2020. In reliance on certain exemptive relief provided by the SEC in connection with the COVID-19 pandemic, the Board undertook to ratify the Sub-Advisory Agreement at its next in-person meeting. In its consideration of the re-approval of the Sub- Advisory Agreement, the Board focused on information it had received relating to, among other things:

•the nature, quality and extent of the advisory and other services to be provided to the Company by Churchill;
•the investment performance of individuals affiliated with the Company and Churchill;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Company’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Churchill from its relationships with the Company and the profitability of those relationships;
•information about the services to be performed and the personnel performing such services under the Sub-Advisory Agreement;
•the organizational capability and financial condition of Churchill and its affiliates;
•Churchill’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to Churchill; and
•the possibility of obtaining similar services from other third party service providers or through an internally managed structure;

Based on the information reviewed and the discussions detailed above, the Board, including a majority of the directors who are not "interested persons" as defined in the 1940 Act, concluded that the fees payable to Churchill pursuant to the Sub-Advisory Agreement were reasonable, and comparable to the fees paid by other BDCs with similar investment objectives, in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Administration Agreement

We have entered into the Administration Agreement with the Administrator (the “Administration Agreement”), pursuant to which the Administrator will be responsible for providing us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities.

Relationship with the Adviser, Churchill and Potential Conflicts of Interest

We, the Adviser and Churchill, and our respective direct or indirect members, partners, officers, directors, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Sub-Advisory Agreement with respect to management and incentive fees may create an incentive for Churchill to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of the Adviser and/or Churchill serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by them. Similarly, Churchill may have other clients with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Company or our shareholders.

Churchill or its affiliates may also earn additional fees related to the securities in which the Company invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, Churchill and its affiliates may act as an arranger, syndication agent or in a similar capacity with respect to securities in which the Company invests, in which case Churchill and its affiliates receive compensation from the issuers of such securities, which compensation would be paid to them separately from management fees paid by the Company. Additionally, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. Churchill may also simultaneously be managing certain securities for the Company and the same investments on a whole-loan, whole-security basis for TIAA pursuant to separate engagements, which may lead to conflicts of interest.

In certain instances, it is possible that other entities managed by Churchill or a proprietary account of TIAA may be invested in the same or similar loans or securities as held by the Company, and which may be acquired at different times at lower or higher prices. Those investments may also be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Company, including with respect to material terms and conditions, including without limitation seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. Consequently, in certain instances these investments may be in positions or interests which are potentially adverse to those taken or held by the Company. In such circumstances, policies and procedures will be implemented to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as shall be established from time to time to address such conflicts.

Further, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Company and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill (“Loan Syndicate”) or its affiliates. The participants in a Loan Syndicate (the “Loan Syndicate Participants”), in addition to the Company and its affiliates may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Company and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility or a tranche thereof of which the Company’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Company and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Company, and may exercise such control in a manner adverse to the interests of the Company.

In addition, TIAA, in connection with its advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Company will invest or TIAA may otherwise have a relationship with the private equity funds or portfolio companies, which may give rise to certain conflicts or limit the Company’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Allocation of Investment Opportunities
Churchill, and its affiliates, have procedures and policies in place designed to manage the potential conflicts of interest between its fiduciary obligations to us and its similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of the Churchill and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Churchill’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Co-Investment Opportunities
As a BDC, the Company is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless it obtains an exemptive order from the SEC.
We may co-invest with Churchill’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that Churchill, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with Churchill’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and Churchill’s allocation policy, which Churchill maintains in writing. Under this allocation policy, a portion of each eligible investment opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by Churchill. The Company may also co-invest on a concurrent basis with other affiliates of the Company and Churchill pursuant to the Order. Under the terms of the Order, a majority of the Company’s independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and the Company’s shareholders and do not involve overreaching of the Company or the Company’s shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s investment strategies and policies.

Placement Agent Arrangements

Broker-dealers that are affiliates of the Company and/or one or more of its affiliates or third parties may act as placement agents or distributors to assist in the placement of shares of our common stock to certain of our shareholders. Any placement fees associated with the placement agent services will be paid by the Adviser, with no reimbursement by the Company. The potential for the placement agents to receive compensation in connection with a shareholder's investment in us presents a potential conflict of interest in recommending that such shareholder invest in the Company. The prospect of receiving, or the receipt of, additional compensation, as described above, by the placement agents may provide such placement agents and/or their salespersons with an incentive to favor sales of shares and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the placement agent does not receive additional compensation, or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations related to the shares of our common stock.
Material Non-Public Information
The Advisers’ investment professionals may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.
Promoters and Certain Control Persons
The Advisers may be deemed promoters of the Company. We have entered into the Investment Advisory Agreement with the Adviser and the Sub-Advisory Agreement with Churchill.

Immediately prior to the Company’s election to be regulated as a BDC under the 1940 Act, Nuveen Churchill BDC SPV I LLC, a wholly-owned subsidiary of the Company (“SPV I”), acquired all of the economic equity interests (the “Merger”) of the Churchill Middle Market CLO V Ltd. (the “Predecessor Entity”), a Cayman exempt limited company managed as a collateralized loan obligation vehicle that was managed by Nuveen Alternatives Advisors LLC and sub-advised by Churchill. Prior to the Merger, 100% of the preference shares issued by the Predecessor Entity (which preference shares represent the economic residual interest in the Predecessor Entity) were held by Teachers Insurance and Annuity Association of America (“TIAA”). In connection with the consummation of the Merger, and prior to our election to be regulated as a BDC under the 1940 Act, the Company issued 3,310,540 Shares to TIAA in exchange for all of the outstanding preference shares of the Predecessor Entity, which was then merged into SPV I, as a result of which the Predecessor Entity became our wholly-owned consolidated subsidiary (through its successor-in-interest, SPV I).

Required Vote

A nominee for director shall be elected to the Board if the votes cast for such nominee's election exceed the votes withheld from such nominee's election. If you vote "withhold authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

PricewaterhouseCoopers LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. PricewaterhouseCoopers LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020. The Company knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Company. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by PricewaterhouseCoopers LLP for professional services performed for the fiscal year ended December 31, 2020:

For the fiscal year ended December 31, 2020
Audit Fees	$550,000
Audit-Related Fees	—
Tax Fees	58,000
All Other Fees	—
Total Fees	$608,000

Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit related fees are assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation
Tax Services Fees:  Tax fees include professional fees for tax compliance and tax advice.

All Other Fees: Other fees would include fees for products and services other than the services reported above.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report
The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Kirchheimer, Miranda, Potter and Ritchie and Ms. Aggarwal.
Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
Audit Firm Selection/Ratification
At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. PricewaterhouseCoopers LLP has been the Company’s independent registered public accounting firm since 2019.
When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:
•the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•PricewaterhouseCoopers LLP’s historical and recent performance on the Company’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;
•senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•PricewaterhouseCoopers LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•PricewaterhouseCoopers LLP’s professional integrity and objectivity;
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the 2021 fiscal year.
Audit Engagement Partner Selection
Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed in 2019.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
During the year ended December 31, 2020, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.
Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report of the Company for the year ended December 31, 2020 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2021.
Respectfully Submitted,
The Audit Committee
James Ritchie
Reena Aggarwal
David Kirchheimer
Kenneth Miranda
Stephen Potter

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF SHAREHOLDER PROPOSALS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2022 annual meeting of shareholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 6, 2021. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Nuveen Churchill Direct Lending Corp., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Vice President and Secretary, John McCally.
Shareholder proposals or director nominations to be presented at the 2022 annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 6, 2021, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 6, 2021, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
SUBMISSION OF COMPLAINTS
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s chief compliance officer, Thomas Grenville. Persons who are uncomfortable submitting complaints to the chief compliance officer, including complaints involving the chief compliance officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.
HOUSEHOLDING
Mailings for multiple shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact John McCally by telephone at (704) 988-1628 or by mail to Nuveen Churchill Direct Lending Corp., 430 Park Avenue, 14th Floor, New York, NY 10022, Attention: Vice President and Secretary, John McCally.

AVAILABLE INFORMATION
Copies of the Company’s annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (https://www.churchillam.com/nuveen-churchill-direct-lending-corp/) or without charge, upon request. Please contact Investor Relations by telephone at (212) 478-9237, by email at NCDL-IR@churchillam.com or mail your request to Nuveen Churchill Direct Lending Corp., 430 Park Avenue, 14th Floor, New York, NY 10022.
   YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR BY REQUESTING HARD COPY PROXY MATERIALS FROM US AND RETURNING A PROXY CARD.

PRIVACY NOTICE

The following information is provided to help investors understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

In order to provide you with individualized service, the Company collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Company (such as purchases of Shares and account balances). The Company may also collect such information through your account inquiries by mail, email, telephone, or web site.
The Company does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Company, the Advisers and their affiliates may continue to offer services that best meet your investing needs, the Company may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Shares of the Company.
The Company and the Advisers maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Company maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

D45830-P22345

This Proxy is Solicited on Behalf of the Board of Directors of Nuveen Churchill Direct Lending Corp. For the Annual Meeting of Stockholders May 17, 2021 12:00 PM

The undersigned stockholder of Nuveen Churchill Direct Lending Corp. (the "Company") acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, EDT on May 17, 2021, at www.virtualshareholdermeeting.com/CHURCHILL2021, and any adjournment or postponement thereof.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR all the director nominees and in the discretion of the proxies with respect to any other matters that may properly come before the meeting.

Continued and to be signed on reverse side